U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Earliest Event Reported: August 27, 2003

RTG Ventures, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-85072	59-3666743
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

185 Madison Ave., 10th Floor
New York, N.Y. 10016
(Address of principal executive offices, including zip code)

(212) 725-4423
(Registrant’s telephone number, including area code)

Item 8. Change in Fiscal Year

On August 27, 2003, the Company changed its fiscal year end from May 31 to August 31. The transition report covering the transition priod will be filed on Form 10QSB by October 15, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTG VENTURES, INC.

Date: August 28, 2003	By: /sBarrington J. Fludgate
Barrington J. Fludgate, Chief Executive Officer